UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2019

Proteostasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Guest Street, Suite 500 Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 225-0096

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PTI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Sandra Zimmerman

On May 20, 2019, Sandra Zimmerman, Interim Vice President of Finance of Proteostasis Therapeutics, Inc. (the “Company”), acting on behalf of Danforth Advisors pursuant to a Consulting Agreement, notified the Company of her intention to retire and resign as the Principal Financial and Principal Accounting Officer from the Company, effective May 31, 2019. Ms. Zimmerman’s resignation is for personal reasons and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Zimmerman is expected to continue to provide services to the Company as a consultant until May 31, 2019.

(c) Appointment of Principal Financial Officer and Principal Accounting Officer

On May 22, 2019, the Board of Directors of the Company appointed Eric Larson, the Company’s Controller, to serve as Principal Financial Officer and Principal Accounting Officer, effective May 31, 2019, until such time as his successor is appointed, or until his earlier resignation or removal. Mr. Larson, 49, has served as our Controller since August 2018. From November 2014 through July 2018, Mr. Larson held various positions of increasing responsibility within Northern Power Systems, most recently as Vice President and Chief Accounting Officer. Prior to joining Northern Power Systems, he was the Controller at Spire Corporation from January 2014 to November 2014. From January 2013 to December 2013, Mr. Larson served as an Accounting Consultant at SmartBear Software. From March 2011 to November 2012, he served as the Director of Finance of Aspect Software. Prior to that, Mr. Larson held accounting and finance positions at various companies across a variety of sectors, including Biogen Idec, CMGI, Ernst & Young and Fidelity. Mr. Larson holds a B.A. in Accounting from Grove City College.

The Company has no formal employment agreement with Mr. Larson. No new compensatory arrangements were entered into in connection with Mr. Larson’s appointment.

Mr. Larson does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2019	PROTEOSTASIS THERAPEUTICS, INC.

	By:	/s/ Meenu Chhabra
Meenu Chhabra
President and Chief Executive Officer